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                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                August 14, 2002
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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                   CECS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Delaware                  0-17001                   52-1529536
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(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)



1925 Century Park East, 5th Floor, Los Angeles, California            90067
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


                                 (310) 364-4404
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:


                                (Not Applicable)
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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On August 14, 2002, the Board of Directors of CECS CORP. (the "Company")
authorized and approved the dismissal of Merdinger Fruchter Rosen & Company, PC ("MFRC") as the Company's independent accountants. On August 15, 2002 the Company notified MFRC of the dismissal.

During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation, the Company has had no disagreements with its former auditors, Miller and Co. LLP, or MFRC on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure.

No accountants' report on the financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following going concern qualification:

"The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company has no established source of revenue.

"As discussed in Note 2 to the financial statements, the Company's viability for the foreseeable future is dependent upon its ability to find business opportunities and raise needed capital. The Company's viability in raising needed capital is seriously in question. In the event the Company is not successful in securing needed capital in the near term, as to which no assurance can be given, the Company does not believe that its viability as an ongoing business is assured.

"This matter raises substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

"Management is exploring merging or acquiring a company with viable operations."

The Company has appointed Stonefield Josephson, Inc. as its new independent accountants.

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(A) FINANCIAL STATEMENTS OF BUSINESS TO BE ACQUIRED.   Not applicable.

(B) PRO-FORMA FINANCIAL INFORMATION.   Not required.

(C) EXHIBITS.

16.1      Letter on change of certifying accountant pursuant to Regulation S-B
          Section 304(a)(3). (To be provided by amendment.)

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                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CECS CORP.


                                     By:  /s/ Valerie A. Broadbent
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                                          Valerie A. Broadbent, President

Dated:  August 16, 2002.






























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